Exhibit 10.27

EXECUTION COPY

AMENDMENT NO. 1

TO

FINANCING AGREEMENT

This AMENDMENT NO. 1 TO FINANCING AGREEMENT (this “Amendment”), dated as of December 29, 2009, is entered into by and between Stetson Holdings, LLC, a Delaware limited liability company (“Borrower”), and BNP PARIBAS, as Administrative Agent for the Lenders (“BNPP”).

RECITALS

WHEREAS, Borrower, BNPP, as a Joint Lead Arranger, as Administrative Agent for the Lenders, as Security Agent for the Secured Parties and as Issuing Bank, and HSHN, as a Joint Lead Arranger, entered into that certain Financing Agreement, dated as of December 22, 2009 (the “Financing Agreement”); and

WHEREAS, Borrower and Administrative Agent, acting at the direction of the Majority Lenders, wish to amend the Financing Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

Section 1.         Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in Exhibit A to the Financing Agreement and the principles of interpretation set forth in Exhibit A to the Financing Agreement shall apply herein.

Section 2.         Amendments to Financing Agreement. Effective on the date hereof, the Financing Agreement is hereby amended as follows:

(a)           The first sentence of Section 3.9(a) is hereby deleted in its entirety and replaced with the following:

“Not later than January 8, 2010, Borrower shall have entered into, and shall maintain in full force and effect, one or more LIBO Rate cap agreements and/or interest rate swaps with schedules and confirmations thereto (collectively, the “Interest Rate Agreements”) with respect to a minimum of 75% of the aggregate outstanding principal of the Term Loans on the Closing Date, on terms and conditions reasonably satisfactory to the Borrower and the counterparty to each such Interest Rate Agreement.”

Section 3.            Effectiveness. This Amendment shall become effective as of the date hereof. This Amendment constitutes the entire agreement between the parties hereto with respect to the matters dealt with herein. All previous documents, undertakings and agreements, whether

Amendment No. 1 (Stetson)

verbal, written or otherwise, between the parties hereto with respect to the subject matter of the Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment.

Section 4.          Miscellaneous.

(a)           Reference to and Effect on the Financing Agreement and other Financing Documents. Except as expressly set forth herein, the Financing Agreement and the other Financing Documents as specifically amended by this Amendment shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

(b)           Governing Law, Etc. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to conflict of laws provisions thereof other than Section 5-1401 of the New York General Obligations Law). Borrower hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of any state or federal court sitting in the County of New York, State of New York over any suit, action or proceeding arising out of or relating to this Amendment. Service of process by BNP in any such dispute shall be binding on Borrower if sent to Borrower by registered or certified mail, at the address specified on the signature page of this Amendment. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction.

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL IN ANY ACTION RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

NO CLAIM SHALL BE MADE BY ANY PARTY HERETO OR ANY OF ITS AFFILIATES, DIRECTORS, EMPLOYEES, ATTORNEYS OR AGENTS AGAINST ANY OTHER PARTY HERETO OR ANY OF ITS AFFILIATES, DIRECTORS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (WHETHER OR NOT THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT, DUTY IMPOSED BY LAW OR OTHERWISE), IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY ACT OR OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(c)           Counterparts and Facsimile or Electronic Mail Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or by electronic mail also shall deliver an original executed counterpart of this Amendment, but the

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failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date and year first above written.

STETSON HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Evelyn Lim
	Name:	Evelyn Lim
	Title:	Secretary

Address for Notices: Stetson Holdings, LLC c/o First Wind Energy, LLC 179 Lincoln Street, Suite 500 Boston, MA 02111 Attention: Secretary Facsimile: (617) 960-2889

BNP PARIBAS,
as Administrative Agent

By:
Title:

By:
Title:

Address for Notices:

BNP Paribas 787 Seventh Avenue New York, NY 10019 Attention: Project Finance & Utilities Facsimile: (212) 841-2555

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date and year first above written.

STETSON HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

Address for Notices:

Stetson Holdings, LLC c/o First Wind Energy, LLC 179 Lincoln Street, Suite 500 Boston, MA 02111 Attention: Secretary Facsimile: (617) 960-2889

BNP PARIBAS, as Administrative Agent

/s/ Ravina Advani
By:	Ravina Advani
Title:	Vice President

/s/ Timothy Chin
By:	Timothy Chin
Title:	Director

Address for Notices:

BNP Paribas 787 Seventh Avenue New York, NY 10019 Attention: Project Finance & Utilities Facsimile: (212) 841-2555